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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 8, 2000
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                              Quantum Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-12390                     96-2665054
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 500 McCarthy Boulevard, Milpitas, California           95035
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (408) 894-4000
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         (Former name or former address, if changed since last report)


Item 5. Other Events.

         On December 8, 2000, Quantum Corporation issued a press release stating that its Hard Disk Drive Group's revenue and units for the fiscal third quarter will be lower than expected. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.
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    99.1  Press Release dated December 8, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 2000                QUANTUM CORPORATION


                                        /s/ Michael A. Brown
                                        ---------------------------------
                                        Name

                                        President & CEO
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                                INDEX TO EXHIBITS


Exhibit
Number         Description of Document
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 99.1     Press Release dated December 8, 2000.